UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 11, 2019

Alector, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38792	82-2933343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd. Suite 300

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(415) 231-5660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2019, Alector, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the completion of the Company’s initial public offering (“IPO”) of its Common Stock. The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the completion of the IPO. A description of the Restated Certificate is set forth in the sections entitled “Risk Factors” and “Description of Capital Stock” of the Company’s Prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on February 7, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, (the “Securities Act”), relating to the Registration Statement on Form S-1, as amended (Registration No. 333-229152). The description of the Restated Certificate is qualified in its entirety by reference to the full text of the Restated Certificate filed herewith as Exhibit 3.1 and incorporated herein by reference.

Effective as of February 11, 2019, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the completion of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the completion of the IPO. A description of the Restated Bylaws is set forth in the sections of the Prospectus entitled “Risk Factors” and “Description of Capital Stock.” The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 8.01	Other Events.

On February 11, 2019, the Company closed its IPO of 9,250,000 shares of Common Stock to the public at $19.00 per share. The gross proceeds to the Company from the offering are approximately $176 million, before deducting the underwriting discounts and commissions and offering expenses. In addition, the underwriters of the IPO have a 30-day option to purchase up to an additional 1,387,500 shares of Common Stock to cover over-allotments, if any.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALECTOR, INC.

By:	/s/ Arnon Rosenthal
Arnon Rosenthal, Ph.D.
President and Chief Executive Officer

Date: February 11, 2019